UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-32



                           Fundamental Investors, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (415) 421-9360

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003





                                 Patrick F. Quan
                                    Secretary
                           Fundamental Investors, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky &Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds(R)]

The right choice for the long term(R)

FUNDAMENTAL INVESTORS

25 years of managing through multiple perspectives

[photo of an apartment building in the reflection of a mirrored glass office building]

Annual report for the year ended December 31, 2003

FUNDAMENTAL INVESTORS(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company, SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


CONTENTS                                                               PAGE

Letter to shareholders; Results at a glance                               1
Chart: The value of a long-term perspective                               4
Special report: 25 years of managing through
  multiple perspectives                                                   6
Investment portfolio                                                     12
Financial statements                                                     20
Directors and officers                                                   32
The American Funds family                                        back cover

Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 31. Please see the inside back cover for important information about other share classes.

The fund's 30-day yield for Class A shares as of January 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 1.48%. The fund's distribution rate for Class A shares as of that date was 1.30%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE SHARE PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

[photo of an apartment building in the reflection of a mirrored glass office building]

We are pleased to report that Fundamental Investors posted a 32.0% total return for the 12 months ended December 31, 2003, helped by the economic recovery and the decline in the U.S. dollar.

That result significantly outpaced the returns of its two benchmarks as well as those of the broader stock market. The Lipper Large-Cap Core Funds Index, which tracks funds that allow a wide latitude of companies in their portfolios, posted a 24.8% return. The Lipper Large-Cap Value Funds Index, which tracks funds that invest in companies that are undervalued within their industries, gained 28.0%.

The broader stock market as measured by the unmanaged Standard & Poor's 500 Composite Index, which tracks relatively large companies listed on U.S. exchanges, posted a 28.7% gain for the year.

GENERATING A CONSISTENT INCOME

Despite the continuing struggle to find companies that pay high dividends, we are also pleased to report that the fund met its goal of providing steady quarterly income, paying shareholders a total of 40 cents a share for the year.

Over the past decade, Fundamental Investors has consistently maintained its quarterly dividend, even while the payout of dividends as a percentage of company earnings declined. With the passage of President Bush's tax bill, which reduced the maximum tax rate on qualified dividends to 15% for shareholders, we expect that the dividend culture in the United States will improve. This change is significant to a fund like Fundamental Investors, whose objective is to provide capital appreciation as well as income.

[Begin Sidebar]
RESULTS AT A GLANCE
Returns for periods ended December 31, 2003, with all distributions reinvested.

                                                               1 year            5 years(1)     10 years(1)   Lifetime(1)(2)

Fundamental Investors                                          +32.0%             +5.1%           +11.9%              +14.2%
Lipper Large-Cap Core Funds Index                              +24.8              -1.1             +9.3                  --(3)
Lipper Large-Cap Value Funds Index                             +28.0              +1.2            +10.1               +13.1
Standard & Poor's 500 Composite Index(4)                       +28.7              -0.6            +11.1               +13.5

(1)  Average annual total return.
(2) Since Capital Research and Management Company began managing the fund on August 1, 1978.
(3)  Index began on December 29, 1978.
(4)  Unmanaged.

[End Sidebar]

[[Begin Sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

A BROAD-BASED RECOVERY

At the beginning of 2003, the fund's portfolio was well positioned to benefit from a global economic recovery and a decline in the U.S. dollar.

During the past year, the U.S. dollar declined 8.1% on a trade-weighted basis(1) and significantly more than that against the euro, which has helped U.S. cyclical companies to gain market share globally. As a result, the fund was helped by its significant concentration in cyclical stocks such as Dow Chemical (+40.0%), a chemical manufacturer; Deere (+41.9%), a manufacturer of agricultural and construction equipment; and Alcoa (+66.8%), an aluminum producer. All are among the fund's top 10 holdings and posted gains well above that of the broader stock market.

(1) As measured by the J.P. Morgan Trade-Weighted Real Broad Effective U.S. Dollar Index.

Semiconductor manufacturer Texas Instruments (+95.7%), another top holding, also helped the fund's results, as its stock price experienced a significant recovery after several years of negative returns.

Retail companies, which generally do well during an economic recovery, also posted solid gains for the period. Among these are Lowe's Companies (+47.7%), the home-improvement chain, and Limited Brands (+29.4%), an apparel and personal products retailer.

Of the fund's top 10 holdings, only SBC Communications (-3.8%) declined in value, in part due to competitive pressures. Despite its struggles, we remain confident in the company's long-term potential.

AN INCREASE IN INTERNATIONAL HOLDINGS

The decline of the U.S. dollar, which makes foreign currencies worth more in dollars, helped the stock prices of non-U.S. companies to appreciate this year. Fundamental Investors' ability to invest up to 30% of its assets in non-U.S. companies gave us the flexibility to take advantage of the weakening-dollar trend. Over the past year, we increased the fund's exposure to stocks of non-U.S. companies from 19.6% to 22.9% of the overall portfolio.

[Begin Sidebar]
[begin pie chart]
WHERE THE FUND'S ASSETS WERE INVESTED

Percent of net assets as of December 31, 2003

United States           73.2%
Europe                  12.5%
Asia/Pacific             5.7%
Other                    4.7%
Cash & equivalents       3.9%
[end pie chart]
[End Sidebar]

Much of that increase was in Asia/Pacific, where we expanded our presence significantly, particularly in China and Japan. In China, a growing economy and improving political climate are creating new investment opportunities. The increasing number of cellular phone users in that country, for example, has helped China Telecom (+134.7%) to post significant gains this year.

China's economic growth has also provided a much-needed boost to Japan, which we believe is finally recovering from a decade-long period of economic malaise. Over the last eight months of the fiscal year, we added holdings such as Hitachi, which manufactures electronics equipment, and NEC, which provides computer-based systems, to the fund's portfolio.

Other non-U.S. holdings that posted strong gains this period include Norsk Hydro (+38.1%), a Norwegian oil and gas company; Suncor Energy (+60.2%), a Canadian energy company; and AstraZeneca (+36.9%), a London-based pharmaceutical giant that made progress in getting several new products to market.

We believe that improving fundamentals and reasonable valuations in many non-U.S. companies will continue to offer attractive investment opportunities.

[Begin Sidebar]
FUNDAMENTAL INVESTORS' TOTAL RETURN YEAR BY YEAR (ENDING DECEMBER 31)

                                                 Capital return           Income return        Total return

1994                                                    -1.2%                 +2.5%                +1.3%
1995                                                   +31.9                  +2.3                +34.2
1996                                                   +18.2                  +1.8                +20.0
1997                                                   +25.0                  +1.7                +26.7
1998                                                   +15.2                  +1.5                +16.7
1999                                                   +23.2                  +1.4                +24.6
2000                                                    +3.1                  +1.2                 +4.3
2001                                                   -10.9                  +1.3                 -9.6
2002                                                   -19.1                  +1.8                -17.3
2003                                                   +30.2                  +1.8                +32.0

10-year average annual total return                                                               +11.9%
10-year cumulative total return                                                                  +209.2
Lifetime cumulative total return (since August 1, 1978)                   +2,803.7

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

[End Sidebar]

STAYING FOCUSED

At this point, we believe that the global economic recovery, led by the United States and Asia, is still in its early stages and will likely gain momentum, which should help to increase the profitability of many companies. As a result, we are not planning any major shifts in the portfolio; we will continue to remain focused on cyclical and dividend-paying companies.

Over the years, Fundamental Investors' flexibility and ability to react to changing economic environments have helped the fund to produce solid returns for shareholders. During the past 10-year period, the fund has earned an average annual total return of 11.9%, surpassing the S&P 500's 11.1% return, the Lipper Large-Cap Core Funds Index's 9.3% return and the Lipper Large-Cap Value Funds Index's 10.1% return.

For a better understanding of what distinguishes Fundamental Investors from other growth-and-income funds, please see our feature starting on page 6. As always, we appreciate your continued support.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman

/s/ Dina N. Perry
Dina N. Perry
President

February 11, 2004

[Begin Sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

The chart and accompanying table illustrate how a $10,000 investment in the fund grew between August 1, 1978 -- when Capital Research and Management Company became Fundamental Investors' investment adviser -- and December 31, 2003. The chart also shows how Standard & Poor's 500 Composite Index and the Lipper Large-Cap Value Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

Here are the fund's average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2003, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:


                                       Average annual
Class A shares                           total return

1 year                                        +24.36%
5 years                                        +3.85%
10 years                                      +11.29%

Results for other share classes can be found on page 31.

Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com.

(1) As outlined in the prospectus, the sales charge is reduced for accounts of $25,000 or more.
(2) Includes reinvested dividends of $46,655 and reinvested capital gain distributions of $130,729.
(3) Includes reinvested capital gain distributions of $73,002 but does not reflect income dividends of $27,279 taken in cash.
(4) For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.
(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.

[begin mountain chart]

                                              Fundamental Investors        Fundamental Investors
                                              with dividends               not including
                                              reinvested  (1) (2)          dividends (1) (3)
          Initial Investment      7/31/1978   $ 9,425                       $9,425
1978      High                    11-Sep       10,000                        9,919
          Low                     14-Nov        8,667                        8,596
          Close                   29-Dec        9,155                        8,947
1979      Low                     27-Feb        9,086                        8,880
          High                    5-Oct        10,823                       10,310
          Close                   31-Dec       10,556                        9,892
1980      Low                     21-Apr        9,625                        8,907
          High                    20-Nov       13,131                       11,876
          Close                   31-Dec       12,807                       11,390
1981      High                    27-Apr       13,986                       12,308
          Low                     25-Sep       11,906                       10,243
          Close                   31-Dec       12,654                       10,688
1982      Low                     22-Jan       10,593                        8,947
          High                    7-Dec        17,346                       13,833
          Close                   31-Dec       16,957                       13,522
1983      Low                     3-Jan        16,636                       13,266
          High                    10-Oct       21,599                       16,721
          Close                   30-Dec       21,389                       16,424
1984      High                    9-Jan        22,004                       16,896
          Low                     24-Jul       18,549                       13,980
          Close                   31-Dec       22,621                       16,759
1985      Low                     1-May        22,882                       16,819
          High                    16-Dec       29,736                       21,355
          Close                   31-Dec       29,448                       21,148
1986      Low                     14-Feb       31,766                       22,665
          High                    4-Sep        36,571                       25,757
          Close                   31-Dec       35,941                       25,151
1987      High                    25-Aug       50,132                       34,478
          Low                     4-Dec        33,691                       23,002
          Close                   31-Dec       37,295                       25,463
1988      Low                     20-Jan       36,464                       24,895
          High                    5-Jul        43,076                       28,988
          Close                   30-Dec       43,246                       28,561
1989      Low                     3-Jan        43,068                       28,443
          High                    9-Oct        58,786                       38,138
          Close                   29-Dec       55,597                       35,438
1990      High                    4-Jun        60,265                       37,947
          Low                     11-Oct       46,988                       29,390
          Close                   31-Dec       52,130                       32,180
1991      Low                     9-Jan        50,201                       30,989
          High                    31-Dec       67,947                       40,940
          Close                   31-Dec       67,947                       40,940
1992      Low                     8-Apr        66,472                       39,828
          High                    12-Nov       72,487                       42,938
          Close                   31-Dec       74,871                       44,059
1993      Low                     8-Jan        74,615                       43,908
          High                    2-Nov        88,379                       51,169
          Close                   31-Dec       88,466                       50,884
1994      High                    2-Feb        91,634                       52,706
          Low                     8-Dec        86,773                       48,708
          Close                   30-Dec       89,641                       50,319
1995      Low                     3-Jan        89,539                       50,261
          High                    29-Nov      119,498                       66,056
          Close                   29-Dec      120,306                       66,210
1996      Low                     10-Jan      117,715                       64,784
          High                    26-Nov      145,602                       79,119
          Close                   31-Dec      144,352                       78,143
1997      Low                     11-Apr      144,443                       77,891
          High                    7-Oct       189,427                      101,423
          Close                   31-Dec      182,855                       97,513
1998      High                    17-Jul      212,584                      112,606
          Low                     8-Oct       173,534                       91,600
          Close                   31-Dec      213,421                      112,292
1999      Low                     14-Jan      211,060                      111,050
          High                    10-Dec      258,554                      134,742
          Close                   31-Dec      265,882                      138,151
2000      High                    1-Sep       293,957                      151,363
          Low                     21-Dec      266,380                      136,743
          Close                   29-Dec      277,235                      142,315
2001      High                    1-Feb       287,822                      147,750
          Low                     21-Sep      211,970                      107,718
          Close                   31-Dec      250,761                      126,959
2002      High                    19-Mar      260,698                      131,491
          Low                     9-Oct       182,355                       91,253
          Close                   31-Dec      207,271                      102,816
2003      Low                     12-Mar      186,058                       91,854
          High                    31-Dec      273,523                      133,434
          Close                   31-Dec      273,523                      133,434


                                              S&P 500 Index with
                                              dividends reinvested
          Initial Investment      7/31/1978   $10,000
1978      High                    12-Sep       10,670
          Low                     14-Nov        9,306
          Close                   29-Dec        9,762
1979      Low                     27-Feb        9,807
          High                    5-Oct        11,769
          Close                   31-Dec       11,579
1980      Low                     27-Mar       10,627
          High                    28-Nov       15,813
          Close                   31-Dec       15,336
1981      High                    6-Jan        15,603
          Low                     25-Sep       13,172
          Close                   31-Dec       14,581
1982      Low                     12-Aug       12,625
          High                    9-Nov        17,877
          Close                   31-Dec       17,723
1983      Low                     3-Jan        17,433
          High                    10-Oct       22,491
          Close                   30-Dec       21,721
1984      Low                     24-Jul       19,933
          High                    6-Nov        23,337
          Close                   31-Dec       23,083
1985      Low                     4-Jan        22,592
          High                    16-Dec       30,417
          Close                   31-Dec       30,407
1986      Low                     22-Jan       29,286
          High                    2-Dec        37,737
          Close                   31-Dec       36,082
1987      High                    25-Aug       51,060
          Low                     4-Dec        34,314
          Close                   31-Dec       37,977
1988      Low                     20-Jan       37,293
          High                    21-Oct       44,800
          Close                   30-Dec       44,267
1989      Low                     3-Jan        43,883
          High                    9-Oct        58,837
          Close                   29-Dec       58,269
1990      High                    16-Jul       61,897
          Low                     11-Oct       50,026
          Close                   31-Dec       56,457
1991      Low                     9-Jan        53,255
          High                    31-Dec       73,620
          Close                   31-Dec       73,620
1992      Low                     8-Apr        70,130
          High                    18-Dec       80,063
          Close                   31-Dec       79,222
1993      Low                     8-Jan        78,011
          High                    28-Dec       87,854
          Close                   31-Dec       87,189
1994      High                    2-Feb        90,223
          Low                     4-Apr        82,600
          Close                   30-Dec       88,336
1995      Low                     3-Jan        88,305
          High                    13-Dec      122,408
          Close                   29-Dec      121,491
1996      Low                     10-Jan      118,049
          High                    25-Nov      152,084
          Close                   31-Dec      149,367
1997      Low                     2-Jan       148,615
          High                    5-Dec       201,641
          Close                   31-Dec      199,183
1998      Low                     9-Jan       190,410
          High                    29-Dec      258,425
          Close                   31-Dec      256,100
1999      Low                     14-Jan      252,550
          High                    31-Dec      309,980
          Close                   31-Dec      309,980
2000      High                    24-Mar      322,882
          Low                     20-Dec      269,684
          Close                   29-Dec      281,766
2001      High                    30-Jan      293,173
          Low                     21-Sep      207,919
          Close                   31-Dec      248,303
2002      High                    19-Mar      253,587
          Low                     9-Oct       169,983
          Close                   31-Dec      193,447
2003      Low                     12-Mar      176,642
          High                    31-Dec      248,903
          Close                   31-Dec      248,903




                                              Lipper Large-Cap Value
                                              Fund Index with
                                              dividends reinvested
          Initial Investment      7/31/1978    $             10,000
1978      High                    31-Aug                     10,377
          Low                     31-Oct                      9,281
          Close                   29-Dec                      9,669
1979      Low                     28-Feb                      9,757
          High                    30-Sep                     11,676
          Close                   31-Dec                     11,667
1980      Low                     31-Mar                     10,929
          High                    30-Nov                     14,925
          Close                   31-Dec                     14,658
1981      High                    31-May                     15,457
          Low                     30-Sep                     13,965
          Close                   31-Dec                     14,879
1982      Low                     31-Jul                     14,113
          High                    31-Dec                     18,622
          Close                   31-Dec                     18,622
1983      Low                     31-Jan                     19,113
          High                    30-Nov                     23,082
          Close                   30-Dec                     22,968
1984      Low                     31-May                     21,001
          High                    31-Dec                     24,352
          Close                   31-Dec                     24,352
1985      Low                     31-Jan                     25,997
          High                    31-Dec                     31,784
          Close                   31-Dec                     31,784
1986      Low                     31-Jan                     32,353
          High                    31-Aug                     38,779
          Close                   31-Dec                     37,754
1987      High                    31-Aug                     49,169
          Low                     30-Nov                     36,275
          Close                   31-Dec                     38,736
1988      Low                     31-Jan                     40,556
          High                    31-Oct                     44,818
          Close                   30-Dec                     44,776
1989      Low                     28-Feb                     46,751
          High                    29-Dec                     56,851
          Close                   29-Dec                     56,851
1990      High                    31-May                     58,357
          Low                     31-Oct                     49,728
          Close                   31-Dec                     54,547
1991      Low                     31-Jan                     57,401
          High                    31-Dec                     71,251
          Close                   31-Dec                     71,251
1992      Low                     31-Mar                     70,391
          High                    31-Dec                     77,417
          Close                   31-Dec                     77,417
1993      Low                     31-Jan                     78,305
          High                    31-Dec                     87,686
          Close                   31-Dec                     87,686
1994      Low                     31-Mar                     84,698
          High                    31-Aug                     90,912
          Close                   30-Dec                     87,848
1995      Low                     31-Jan                     89,430
          High                    29-Dec                    117,051
          Close                   29-Dec                    117,051
1996      Low                     31-Jan                    120,651
          High                    30-Nov                    144,146
          Close                   31-Dec                    141,708
1997      Low                     31-Mar                    144,318
          High                    31-Dec                    182,058
          Close                   31-Dec                    182,058
1998      Low                     31-Aug                    174,202
          High                    31-Dec                    215,266
          Close                   31-Dec                    215,266
1999      Low                     28-Feb                    213,832
          High                    30-Jun                    239,434
          Close                   31-Dec                    238,470
2000      Low                     29-Feb                    218,784
          High                    31-Aug                    246,137
          Close                   29-Dec                    243,131
2001      High                    31-Jan                    245,154
          Low                     30-Sep                    204,448
          Close                   31-Dec                    222,282
2002      High                    31-Mar                    226,552
          Low                     30-Sep                    164,352
          Close                   31-Dec                    178,544
2003      Low                     31-Mar                    169,823
          High                    31-Dec                    228,532
          Close                   31-Dec                    228,532




                                              Consumer Price Index
                                              (inflation)(5)
          Initial Investment      7/31/1978   $10,000
1978      Low                     31-Jul      10,000
          High                    29-Dec      10,304
          Close                   29-Dec      10,304
1979      Low                     31-Jan      10,396
          High                    31-Dec      11,674
          Close                   31-Dec      11,674
1980      Low                     31-Jan      11,842
          High                    31-Dec      13,135
          Close                   31-Dec      13,135
1981      Low                     31-Jan      13,242
          High                    31-Dec      14,307
          Close                   31-Dec      14,307
1982      Low                     31-Jan      14,353
          High                    31-Oct      14,947
          Close                   31-Dec      14,855
1983      Low                     31-Jan      14,886
          High                    30-Dec      15,419
          Close                   30-Dec      15,419
1984      Low                     31-Jan      15,510
          High                    31-Oct      16,027
          Close                   31-Dec      16,027
1985      Low                     31-Jan      16,058
          High                    31-Dec      16,636
          Close                   31-Dec      16,636
1986      Low                     30-Apr      16,530
          High                    31-Dec      16,819
          Close                   31-Dec      16,819
1987      Low                     31-Jan      16,925
          High                    30-Nov      17,565
          Close                   31-Dec      17,565
1988      Low                     31-Jan      17,610
          High                    30-Dec      18,341
          Close                   30-Dec      18,341
1989      Low                     31-Jan      18,432
          High                    29-Dec      19,193
          Close                   29-Dec      19,193
1990      Low                     31-Jan      19,391
          High                    30-Nov      20,365
          Close                   31-Dec      20,365
1991      Low                     31-Jan      20,487
          High                    31-Dec      20,989
          Close                   31-Dec      20,989
1992      Low                     31-Jan      21,020
          High                    30-Nov      21,613
          Close                   31-Dec      21,598
1993      Low                     31-Jan      21,705
          High                    30-Nov      22,192
          Close                   31-Dec      22,192
1994      Low                     31-Jan      22,253
          High                    30-Nov      22,785
          Close                   30-Dec      22,785
1995      Low                     31-Jan      22,877
          High                    31-Oct      23,394
          Close                   29-Dec      23,364
1996      Low                     31-Jan      23,501
          High                    30-Nov      24,140
          Close                   31-Dec      24,140
1997      Low                     31-Jan      24,216
          High                    31-Oct      24,597
          Close                   31-Dec      24,551
1998      Low                     31-Jan      24,597
          High                    31-Oct      24,962
          Close                   31-Dec      24,947
1999      Low                     31-Jan      25,008
          High                    30-Nov      25,616
          Close                   31-Dec      25,616
2000      Low                     31-Jan      25,693
          High                    30-Nov      26,499
          Close                   29-Dec      26,484
2001      Low                     31-Jan      26,651
          High                    30-Sep      27,139
          Close                   31-Dec      26,895
2002      Low                     31-Jan      26,956
          High                    31-Oct      27,595
          Close                   31-Dec      27,534
2003      Low                     31-Jan      27,656
          High                    30-Sep      28,189
          Close                   31-Dec      28,052

[end mountain chart]




Year ended
December 31                        19784(4)      1979         1980          1981         1982         1983         1984

Capital value
Dividends in cash                   $216          405          553           580          634          594          556
Value at year-end                 $8,947        9,892       11,390        10,688       13,522       16,424       16,759

Total value
Dividends reinvested                $217          421          603           665          768          755          734
Value at year-end                 $9,155       10,556       12,807        12,654       16,957       21,389       22,621

Total return                       -8.4%         15.3         21.3          -1.2         34.0         26.1          5.8

Year ended
December 31                         1985         1986         1987          1988         1989         1990         1991

Capital value
Dividends in cash                    582          636          717           895        1,225        1,058          904
Value at year-end                 21,148       25,151       25,463        28,561       35,438       32,180       40,940

Total value
Dividends reinvested                 795          894        1,034         1,328        1,877        1,679        1,478
Value at year-end                 29,448       35,941       37,295        43,246       55,597       52,130       67,947

Total return                        30.2         22.0          3.8          16.0         28.6         -6.2         30.3

Year ended
December 31                         1992         1993         1994          1995         1996         1997         1998

Capital value
Dividends in cash                    988        1,084        1,238         1,160        1,196        1,351        1,428
Value at year-end                 44,059       50,884       50,319        66,210       78,143       97,513      112,292

Total value
Dividends reinvested               1,655        1,858        2,171         2,082        2,187        2,511        2,691
Value at year-end                 74,871       88,466       89,641       120,306      144,352      182,855      213,421

Total return                        10.2         18.2          1.3          34.2         20.0         26.7         16.7


Year ended
December 31                         1999         2000         2001          2002         2003

Capital value
Dividends in cash                  1,578        1,716        1,844         2,289        1,850
Value at year-end                138,151      142,315      126,959       102,816      133,434(3)

Total value
Dividends reinvested               3,013        3,319        3,611         4,553        3,755
Value at year-end                265,882      277,235      250,761       207,271      273,523(2)

Total return                        24.6          4.3         -9.6         -17.3         32.0

Average annual total rate of return for 25-1/2 years 13.9%(1)

25 YEARS OF MANAGING THROUGH MULTIPLE PERSPECTIVES

[Begin Photo Caption]
[photo of Dina Perry]

VALUE

"I try to look for sectors of the economy that I think have been unrecognized by the market, not only in terms of valuation but in terms of their growth prospects."
--Dina Perry
[photo of a door with chipped white paint]
[End Photo Caption]

THIS YEAR, FUNDAMENTAL INVESTORS CELEBRATES ITS 25TH ANNIVERSARY WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY, ADVISER TO THE AMERICAN FUNDS.

The fund's origins, however, actually date back some 70 years. From its inception in 1932 through 1978, Fundamental Investors was managed by several well-known firms. During that 46-year period, the fund lagged the unmanaged Standard & Poor's 500 Composite Index, which tracks relatively large companies listed on U.S. exchanges.

On August 1, 1978, Capital Research became the fund's adviser. Although there have been periods since then when Fundamental Investors lagged the S&P 500, the fund's average annual total return of 14.2% as of December 31, 2003, outpaced the S&P 500's return of 13.5%.

While the fund has certainly benefited from the tremendous growth in global stock markets over the past 25-year period, we believe that it is its unique management system, consistent investment approach and focus on dividends that have helped the fund to post above-average returns over the long term.

[Begin Sidebar]
Figures shown are past results and are not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

In this year's annual report, several of the fund's investment professionals discuss what distinguishes Fundamental Investors among other growth-and-income funds. Included in the discussion are Dina Perry, president of the fund, along with portfolio counselors Gordon Crawford and Mike Kerr, and investment analyst Ron Morrow.

WHAT MAKES FUNDAMENTAL INVESTORS SPECIAL?

MIKE: The fund is probably the most flexible of the American Funds' growth-and-income portfolios. It is managed by four individuals who are extremely different in how they invest and what motivates them. The fund probably changes its stripes more throughout the investment cycle than the other growth-and-income funds. Right now, we are more exposed to economic forces than we would have been a year or two ago.

GORDON: First, I would say that the portfolio counselors who make up the management team are a more aggressive group on average compared with the other growth-and-income funds managed by Capital Research. That, coupled with its relatively smaller size, makes it the most growth-oriented of the growth-and-income funds. As a result, I think this fund will do best in an up market, and hopefully do as well or better than the others over a complete market cycle.

DINA: Another distinguishing characteristic is that Fundamental Investors has a larger foreign exposure than most of the other growth-and-income funds. The fund can invest up to 30% of its assets in non-U.S. companies. In addition, let's not forget that dividends are a very important part of the fund, with the distribution rate at net asset value currently at 1.39% for the 12 months ended December 31, 2003.

WHAT ARE THE MAIN BENEFITS OF THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM?

GORDON: I think the mix of people is pretty interesting. We each have very complementary interests and styles. By nature, I am a growth investor. My analytical responsibilities historically have been entertainment, insurance and semiconductor production equipment, so I tend to migrate toward media and consumer companies, and some financial services and technology. Mike Kerr focuses on energy and other commodities. Jim Drasdo is at the other extreme from myself. He's very much a value-oriented investor, and focuses on cyclical and industrial stocks. Ron Morrow is a food analyst. And Dina's training as an economist leads her to turnaround stories and companies that are out of favor.

DINA: Given our different backgrounds and given that we all have our individual prejudices and beliefs, I think we each find different opportunities, some of which would be missed if the fund was run by just one person.

MIKE: For me, the main benefit is knowing that I can make investment decisions that may seem unbalanced in my portion of the portfolio because I know they will be offset by decisions being made by the other counselors. The end result tends to be a reasonably balanced portfolio. So it allows me to act on my own convictions and do what I think will produce the best return without having to worry as much about lack of diversification.

HOW DO YOU DEFINE FUNDAMENTAL?

DINA: I try to look for sectors of the economy that I think have been unrecognized by the market, not only in terms of valuation but in terms of their growth prospects. So, for example, when there was a significant selloff in technology stocks in 2001, we took a look at that area. We also looked at capital goods stocks because the market assumed the economic recovery would be weak and that these companies would not do well. The third area I emphasized was the material sector, which would benefit from a stronger-than-expected global economic recovery and a weak dollar.

MIKE: As fundamental investors, we are clearly value-oriented, but we are more willing to match up a high-yielding name such as Altria with a low-yielding name such as Lowe's Companies in order to generate income, which is a strategy not typically found in a growth-and-income portfolio. We're also willing to be flexible to achieve our yield, and that includes looking outside the United States.

RON: I would define fundamental as those companies that have better-than-average growth and those industries that have good growth prospects for the next three- to five-year period. So, I'm looking for companies that can accelerate their rate of earnings and dividend growth due to changing circumstances in either their industries or their own businesses.

HOW ARE YOU POSITIONING THE FUND IN THE CURRENT ECONOMIC ENVIRONMENT?

GORDON: Right now, my part of the portfolio is positioned for a synchronized global economic recovery. The United States is in a strong recovery, boosted by very low interest rates and a very stimulative fiscal policy. Europe, which has been the sick man of the world economy, is beginning to show signs of growth. Perhaps the most exciting part of the global economy is the geographic region spanning from India to Taiwan. That whole sector of the world is growing rapidly and that's beginning to lift Japan out of a decade-long period of economic malaise. So we could have a world in which all the major markets are in an accelerating mode, and that will probably result in robust corporate profits, but inflationary pressures.

In that environment, you want to own companies that are economically sensitive and cyclical. So I own a lot of industrial, media and retail companies -- all of which are industries that will benefit from a booming economy.

RON: I agree that inflation will probably start to accelerate. So I've been more interested in companies that have businesses and/or assets "in the ground," such as Noranda, a copper producer, and Murphy Oil, an oil and gas producer. In response to the depreciation of the U.S. dollar, I am also positioning my portfolio toward international companies and some domestic companies that export internationally.

WHAT ARE SOME OF YOUR FAVORITE STOCKS RIGHT NOW?

MIKE: I have a fairly large exposure to energy, metals and minerals companies, which typically do well in an inflationary environment. Some of my favorite holdings include Norsk Hydro, an energy conglomerate; Suncor Energy, another energy company that has been a long-term holding in the fund; Freeport-McMoRan Copper & Gold, a mining company; and BHP Billiton, an oil and gas producer.

Another example is Lowe's Companies, which I believe is still a fundamentally sound value. Despite its terrific price performance -- up about 48% for the year -- its price-to-earnings ratio and growth rate are still basically aligned.

[Begin Photo Caption]
[photo of grass]

GROWTH

"I'm looking for companies that can accelerate their rate of earnings and dividend growth due to changing circumstances in either their industries or their own businesses."
-- Ron Morrow
[photo of Ron Morrow]
[End Photo Caption]

[Begin Photo Caption]
[photo of Mike Kerr]
"We have the option to invest in non-U.S. companies, but it is not mandatory. That allows us to obtain yield overseas and also to take advantage of U.S. dollar trends as they become visible to us. So again, it's another example of having the flexibility to react to an environment that we see coming."
--Mike Kerr

FLEXIBILITY

[photo of orange construction cones]
[End Photo Caption]

[Begin Sidebar]
RESEARCH MAKES THE DIFFERENCE

At the core of Fundamental Investors' investment process is intensive research. The fund is supported by 20 analysts, who are in turn part of the research effort maintained by Capital Research and Management Company, adviser to all of the American Funds.

Fundamental research is approached as an ongoing process of information gathering, number crunching and relationship building. Analysts spend much time talking to company officials, competitors, suppliers and creditors to get a well-rounded view of a company's prospects. They typically have long histories with the companies they follow, which allows them to take the level of discussion at meetings with management to a more sophisticated level.

At most of the American Funds, analysts are also given a portion of a fund's assets to manage on their own. That enables them, within the fund's guidelines, to act on their own convictions. "It's a great way to communicate ideas," says Terry McGuire, who oversees the research portfolio. "Most importantly, as an analyst, it puts you in the role of putting your money where your mouth is. You have to put your ideas to work."

In effect, the system offers the best attributes of both individualism and teamwork, with no need for consensus. As a result, the research portfolio has sometimes been referred to as "the home for lonely ideas."

For example, the largest holding in the research portfolio right now is SBC Communications, the telecommunications services company. At first glance, it's a stock that many investors may overlook. During 2003, as Standard & Poor's 500 Composite Index posted a 28.7% gain, SBC declined by 3.8%, in part due to competitive pressures. But for Brad Vogt, a telecommunications analyst for the fund, SBC offers a ripe opportunity to own a company whose stock price does not necessarily reflect the company's improving outlook and potential.

"SBC has a strong core base of earnings, a sound balance sheet and solid management," he says. "Plus, it pays a dividend yield more than twice the level of the S&P 500," which helps the fund to meet its dividend requirement.

Going forward, Brad feels that some of the competitive pressures are easing, and that the company is making progress in growth areas such as DSL and wireless services. In addition, the company has recently increased its dividend and announced a stock buyback. "I believe SBC's earnings will start to recover and that the company has an opportunity to be a big part of a consolidating telecommunications sector," he says. "In the meantime, the growing dividend and return of capital have given me the confidence to hold the stock during a tough period."

Because analysts are evaluated on their results over rolling four-year periods --as are the portfolio counselors -- they can afford to make this kind of long-term investment in a stock that may not provide immediate results, but could have a strong impact over time. In effect, the system not only allows analysts to act on their highest convictions, but also aligns their financial rewards with yours -- the long-term shareholder. [End Sidebar]

[Begin Photo Caption]
[photo of Gordon Crawford]
"Dividends are ultimately how the shareholder gets paid, particularly if you're a longer term investor. Dividend-paying companies tend to have better accounting practices, better balance sheets and better visibility in their process." -- Gordon Crawford

INCOME

[photo of five similar potted plants, in various stages of growth] [End Photo Caption]

DINA: One company I put great emphasis on was Deere, a manufacturer of agricultural and construction equipment, which gained 42% in 2003. Investors had overlooked the company because they expected the capital goods cycle and the recovery in the farm sector to be weak. That was not the case. Just looking at the supply and demand balance, I felt that the price of agricultural commodities would increase and, as a result, farm income would increase, which would mean that farmers would likely buy more equipment. The declining U.S. dollar also helped by making American exports of agricultural commodities more attractive.

GORDON: My style is more growth-oriented, but I am broadly diversified in the cyclical area. I own an eclectic group of businesses ranging from paper companies like International Paper and Temple-Inland, to machinery companies like Eaton.

I also own growth-oriented companies that are leveraged to a recovery in the industrial economy, such as electrical-equipment manufacturer Emerson Electric, and media and technology companies like Time Warner and Microsoft.

HOW DOES THE RESEARCH TEAM BRING VALUE TO THE FUND?

GORDON: There's probably just a handful of other investment management companies that have as many research analysts in as many geographic locations speaking as many of their native tongues as we do. As a result, the flow of ideas is unbelievable, regardless of whether you're interested in investing in India, China, Japan, Korea or the United States. (For more about our research effort, see page 9.)

WHAT ROLE DO DIVIDENDS PLAY IN THE FUND?

DINA: Because of the fund's high dividend requirement, we mostly buy stocks with yields. If I buy a company that doesn't pay any dividends, I have to offset that with companies that pay a high dividend. For example, I own Cisco Systems, which doesn't pay a dividend, but I offset that by owning some REITs or utilities, which have higher dividends than the S&P 500. Given the favorable taxation on dividends under the new tax code, I think the emphasis on dividends by investors will increase.

GORDON: Dividends are ultimately how the shareholder gets paid, particularly if you're a longer term investor. Dividend-paying companies tend to have better accounting practices, better balance sheets and better visibility in their process.

DO YOU FIND THAT THE NEW TAX CODE HAS MADE IT EASIER TO FIND INCOME?

MIKE: I think the payout of dividends as a percentage of earnings will increase after declining for more than a decade. The dividend culture in the United States has clearly improved over the past two years. Companies used to think we were old-fashioned when we asked for dividend hikes rather than stock repurchases. Companies now understand that a dividend, especially with the new tax code, is probably the best way to reward shareholders. So I think the overall attitude is improving.

We're proud at Fundamental Investors that we have been able to maintain our dividend throughout one of the worst dividend-paying periods in S&P 500 history. That's a tremendous achievement.

[Begin Sidebar]
A UNIQUE MANAGEMENT SYSTEM

Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the "multiple portfolio counselor system." Here's how it works: Fundamental Investors' assets are divided into portions. Each of the four portfolio counselors manages his or her own portion of the fund; a fifth segment is managed by the fund's research analysts. What makes this system unique is that it enables counselors to consult with each other, yet follow their own highest convictions. It also provides for diverse viewpoints, with each counselor bringing his or her own investment style to the process and a depth of experience ranging from 20 to 32 years.

                                          Years of investment                    Years with American Funds
                                                    experience                               or affiliates

Gordon Crawford                                             32                                          32
James Drasdo                                                31                                          26
Dina Perry                                                  25                                          12
Mike Kerr                                                   20                                          18

[End Sidebar]

HOW DOES THE FUND'S ABILITY TO INVEST UP TO 30% OF ITS ASSETS IN NON-U.S. COMPANIES ADD VALUE TO THE PORTFOLIO?

MIKE: We have the option to invest in non-U.S. companies, but it is not mandatory. That allows us to obtain yield overseas and also to take advantage of U.S. dollar trends as they become visible to us. So again, it's another example of having the flexibility to react to an environment that we see coming.

GORDON: I think all of us find a lot of value outside the United States. There's obviously some benefit from owning assets outside the United States with the dollar declining, but there's also just a lot of world-class companies that sell at lower multiples in other parts of the world.

WHAT TRENDS AND DEVELOPMENTS DO YOU BELIEVE WILL IMPACT THE FUND OVER THE NEXT SEVERAL YEARS?

GORDON: We keep looking at the continued development of technology because it certainly is changing the way people live and work. As a subset of that, I think we have to be aware not only of opportunities to invest in companies related to the Internet, but also to avoid owning companies whose businesses are inevitably threatened by the Internet.

DINA: I think some trends will include the development of new and improved technologies, strong defense spending and cost containment in the medical area. Another trend that most people are not anticipating is growth in the manufacturing sector, which I believe will do well for several reasons. First, U.S. companies have really consolidated. Secondly, they had a difficult period due to a strong currency and, as a result, are very lean and mean. Finally, with the declining U.S. dollar, they are able to have some pricing power.

RON: Being an election year, 2004 is going to be an interesting time for domestic companies. Changes in the administration and Congress can either be extremely detrimental or beneficial to companies in the health care, pharmaceutical and certainly tobacco industries.

Considering how much the dollar has already declined, I will probably look more toward Asia rather than Europe in some of my international holdings. I'm extremely interested in the resurgence of the Japanese economy and the growth in Asia, particularly in China and India. I'm interested in not only the companies based there, but in some of the domestic companies that will benefit from the growth in those economies.

MIKE: Globalization is just a nonstoppable trend. The role of China over the next decade is a huge issue. If China and India are successful in becoming more meaningful parts of the global economy, it will be extremely bullish for the global economy because another 2 billion people will have joined the world and are going to become consumers. Whether China can successfully pull off this great leap forward is unprecedented and highly risky, but it's the most meaningful question for anyone investing globally today.


INVESTMENT PORTFOLIO, December 31, 2003

[begin pie chart]
                                          Percent of
INDUSTRY DIVERSIFICATION                  Net Assets

Equity securities                             94.92 %
Oil & Gas                                      8.70
Metals & Mining                                5.90
Aerospace & Defense                            5.08
Pharmaceuticals                                5.05
Commercial Banks                               4.98
Other industries                              65.21
Bonds & notes                                  1.16
Cash & equivalents                             3.92

[end pie chart]



                                  Percent
                                   of net
LARGEST EQUITY HOLDINGS            assets

Dow Chemical                         2.67 %
Suncor Energy                        2.12
Altria Group                         2.07
Time Warner                          2.02
Norsk Hydro                          1.89
FleetBoston Financial                1.86
Deere                                1.84
Microsoft                            1.76
Alcoa                                1.64
SBC Communications                   1.61


                                                                                                  Shares or          Market value
EQUITY SECURITIES (COMMON AND PREFERRED STOCKS AND CONVERTIBLE DEBENTURES) - 94.92%        principal amount                 (000)

OIL & GAS  -  8.70%
Suncor Energy Inc. (Canada)                                                                      17,903,010        $      449,165
Norsk Hydro AS (ADR) (Norway)                                                                     3,559,000               219,946
Norsk Hydro AS                                                                                    2,934,600               180,130
LUKoil Holding (ADR) (Russia)                                                                     2,250,000               209,475
Murphy Oil Corp.                                                                                  2,370,000               154,785
Shell Canada Ltd. (Canada)                                                                        3,273,200               154,766
ConocoPhillips                                                                                    1,700,000               111,469
Unocal Corp.                                                                                      1,900,000                69,977
Unocal Capital Trust 6.25% convertible preferred 2026                                         $     450,000                22,950
ChevronTexaco Corp.                                                                               1,000,000                86,390
Burlington Resources Inc.                                                                         1,000,000                55,380
Imperial Oil Ltd. (Canada)                                                                        1,184,778                52,628
Royal Dutch Petroleum Co., New York registered (Netherlands)                                        875,000                45,841
Exxon Mobil Corp.                                                                                   750,000                30,750


METALS & MINING  -  5.90%
Alcoa Inc.                                                                                        9,173,800               348,604
BHP Billiton Ltd. (Australia)                                                                    23,945,030               219,501
Freeport-McMoRan Copper & Gold Inc., Class B                                                      4,973,100               209,517
Rio Tinto PLC (United Kingdom)                                                                    6,500,000               178,866
CONSOL Energy Inc.  (1) (2)                                                                       3,700,000                86,247
Phelps Dodge Corp.  (3)                                                                             965,620                73,474
Inco Ltd. (Canada) (3)                                                                            1,632,300                64,998
Massey Energy Co.                                                                                 2,011,700                41,843
Arch Coal, Inc. 5.00% convertible preferred 2049                                              $     200,000                17,068
BlueScope Steel Ltd. (formerly BHP Steel Ltd.) (Australia)                                        2,113,020                 8,898


AEROSPACE & DEFENSE  -  5.08%
Boeing Co.                                                                                        7,350,000               309,729
Raytheon Co.                                                                                      7,592,732               228,086
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006                                        1,180,000 units          64,050
Northrop Grumman Corp.                                                                            1,150,000               109,940
Northrop Grumman Corp. 7.25% convertible preferred 2004                                             572,690 units          59,388
General Dynamics Corp.                                                                            1,772,900               160,252
Honeywell International Inc.                                                                      1,500,000                50,145
United Technologies Corp.                                                                           525,000                49,754
Bombardier Inc., Class B (Canada)                                                                 7,500,000                31,670
Lockheed Martin Corp.                                                                               248,200                12,757


PHARMACEUTICALS  -  5.05%
AstraZeneca PLC (Sweden)                                                                          2,660,000               129,399
AstraZeneca PLC  (United Kingdom)                                                                 2,000,000                95,590
AstraZeneca PLC (ADR)                                                                             1,676,266                81,098
Sanofi-Synthelabo (France)                                                                        2,850,000               213,566
Eli Lilly and Co.                                                                                 2,850,000               200,440
Bristol-Myers Squibb Co.                                                                          4,350,000               124,410
Merck & Co., Inc.                                                                                 1,700,000                78,540
Schering-Plough Corp.                                                                             3,900,000                67,821
Forest Laboratories, Inc.  (3)                                                                      700,000                43,260
Pfizer Inc                                                                                        1,000,000                35,330


COMMERCIAL BANKS  -  4.98%
FleetBoston Financial Corp.                                                                       9,030,000               394,160
Allied Irish Banks, PLC (Ireland)                                                                12,170,334               194,466
Cullen/Frost Bankers, Inc.                                                                        2,550,000               103,453
KeyCorp                                                                                           3,100,000                90,892
Bank of Ireland (Ireland)                                                                         6,500,000                88,278
Bank of America Corp.                                                                               698,400                56,172
National Bank of Canada (Canada)                                                                  1,405,000                46,790
Comerica Inc.                                                                                       800,000                44,848
St. George Bank Ltd. (Australia)                                                                  2,450,279                35,931


DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.33%
SBC Communications Inc.                                                                          13,050,000               340,213
China Telecom Corp. Ltd., Class H (China)                                                       400,000,000               164,895
Verizon Communications Inc.                                                                       4,615,000               161,894
Telecom Italia SpA, nonvoting (Italy) (3)                                                        34,200,000                69,328
Deutsche Telekom AG (Germany) (3)                                                                 2,300,000                41,890
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006               Euro        12,000,000                17,612
Swisscom AG (Switzerland)                                                                     $     167,510                55,041
Telefonica, SA (Spain) (3)                                                                        2,950,000                43,101
AT&T Corp.                                                                                          800,000                16,240
Sprint Corp. - FON Group                                                                            400,000                 6,568


MEDIA  -  4.29%
Time Warner Inc. (formerly AOL Time Warner Inc.) (3)                                             23,815,000               428,432
News Corp. Ltd., preferred (ADR) (Australia)                                                      8,610,000               260,452
Comcast Corp., Class A  (3)                                                                       2,825,500                92,874
Comcast Corp., Class A, special nonvoting stock  (3)                                                500,000                15,640
Dow Jones & Co., Inc.                                                                             1,800,000                89,730
Liberty Media Corp., Class A  (3)                                                                   915,000                10,879
Interpublic Group of Companies, Inc. 1.87% convertible subordinated notes
   2006 (1)                                                                                  $    8,168,000                 7,576
UnitedGlobalCom, Inc., Class A   (1) (2) (3)                                                        225,035                 1,717
Antena 3 Television, SA (Spain) (3)                                                                   9,979                   438


CHEMICALS  -  4.17%
Dow Chemical Co.                                                                                 13,625,000               566,391
E.I. du Pont de Nemours and Co.                                                                   3,000,000               137,670
Shin-Etsu Chemical Co., Ltd. (Japan)                                                              1,940,000                79,110
Air Products and Chemicals, Inc.                                                                  1,300,000                68,679
Lyondell Chemical Co.                                                                             1,450,000                24,577
Potash Corp. of Saskatchewan Inc. (Canada)                                                           69,200                 5,984


MACHINERY  -  4.16%
Deere & Co.                                                                                       5,971,100               388,420
Caterpillar Inc.                                                                                  2,600,000               215,852
Parker Hannifin Corp.                                                                             2,600,000               154,700
Eaton Corp.                                                                                         850,000                91,783
Illinois Tool Works Inc.                                                                            357,200                29,973


INSURANCE  -  3.81%
American International Group, Inc.                                                                3,800,000               251,864
Allstate Corp.                                                                                    3,500,000               150,570
XL Capital Ltd., Class A                                                                          1,825,000               141,529
Irish Life & Permanent PLC (Ireland)                                                              7,000,000               112,466
Chubb Corp. 7.00% convertible preferred 2005                                                      1,200,000 units          34,272
Chubb Corp.                                                                                         300,000                20,430
Aon Corp.                                                                                         1,767,400                42,312
St. Paul Companies, Inc.                                                                            700,000                27,755
21st Century Insurance Group                                                                      1,808,900                24,872


PAPER & FOREST PRODUCTS  -  2.98%
International Paper Co.                                                                           5,275,000               227,405
Weyerhaeuser Co.                                                                                  2,883,000               184,512
Norske Skogindustrier ASA, Class A (Norway)                                                       6,566,900               124,706
Oji Paper Co., Ltd. (Japan)                                                                       6,500,000                41,877
Bowater Inc.                                                                                        700,000                32,417
Georgia-Pacific Corp., Georgia-Pacific Group                                                        698,640                21,427


INDUSTRIAL CONGLOMERATES  -  2.98%
General Electric Co.                                                                              9,150,000               283,467
3M Co.                                                                                            2,500,000               212,575
Tyco International Ltd.                                                                           5,125,000               135,813


SPECIALTY RETAIL  -  2.57%
Lowe's Companies, Inc.                                                                            5,524,900               306,024
Limited Brands, Inc.                                                                             13,200,000               237,996


ELECTRIC UTILITIES  -  2.31%
Dominion Resources, Inc.                                                                          4,590,000               292,980
DTE Energy Co.                                                                                    1,606,900                63,312
American Electric Power Co., Inc.                                                                 1,902,100                58,033
TXU Corp.                                                                                         1,167,200                27,686
FirstEnergy Corp.                                                                                   569,200                20,036
E.ON AG (Germany)                                                                                   300,000                19,483
Entergy Corp.                                                                                       150,000                 8,570


MULTI-UTILITIES & UNREGULATED POWER  -  2.15%
Duke Energy Corp.                                                                                10,275,000               210,124
Questar Corp.                                                                                     3,000,000               105,450
Public Service Enterprise Group Inc.                                                              1,480,000                64,824
Constellation Energy Group, Inc.                                                                  1,500,000                58,740
El Paso Corp.                                                                                     2,100,000                17,199


COMPUTERS & PERIPHERALS  -  2.14%
International Business Machines Corp.                                                             2,225,000               206,213
Sun Microsystems, Inc.  (3)                                                                      21,000,000                94,290
NEC Corp. (Japan)                                                                                11,516,000                84,593
Hewlett-Packard Co.                                                                               3,000,000                68,910


TOBACCO  -  2.07%
Altria Group, Inc.                                                                                8,050,000               438,081


FOOD PRODUCTS  -  1.94%
Unilever NV, New York registered (Netherlands)                                                    4,100,000               266,090
Sara Lee Corp.                                                                                    3,375,000                73,271
General Mills, Inc.                                                                               1,404,200                63,610
Kraft Foods Inc., Class A                                                                           200,000                 6,444
H.J. Heinz Co.                                                                                       70,000                 2,550


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  1.89%
Texas Instruments Inc.                                                                           11,353,424               333,564
Maxim Integrated Products, Inc.                                                                     701,600                34,940
Linear Technology Corp.                                                                             500,000                21,035
ASML Holding NV 5.50% convertible notes 2010                                        Euro          6,000,000                10,760


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.88%
Sanmina Corp. 0% convertible subordinated debentures 2020                                   $   166,000,000                85,075
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                             $   54,500,000                51,775
Agilent Technologies, Inc.   (3)                                                                  3,700,000               108,188
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (4)                             $   15,074,000                16,544
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (1)  (4)                        $   10,370,000                11,381
Hitachi, Ltd. (Japan)                                                                            14,824,000                89,157
Solectron Corp. 7.25% ACES convertible preferred 2004                                             1,200,000 units          20,016
Murata Manufacturing Co., Ltd. (Japan)                                                              300,000                16,172


SOFTWARE  -  1.76%
Microsoft Corp.                                                                                  13,565,000               373,580


IT SERVICES  -  1.59%
Automatic Data Processing, Inc.                                                                   5,375,000               212,904
Sabre Holdings Corp., Class A                                                                     2,645,304                57,112
Electronic Data Systems Corp.                                                                     1,400,000                34,356
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                                             279,600 units           6,411
Ceridian Corp.  (3)                                                                               1,200,000                25,128


COMMUNICATIONS EQUIPMENT  -  1.57%
Cisco Systems, Inc.  (3)                                                                          7,000,000               170,030
Motorola, Inc.                                                                                    8,000,000               112,560
Motorola, Inc. 7.00% convertible preferred 2004                                                     800,000 units          34,744
Corning Inc.  (3)                                                                                 1,520,000                15,854


AUTOMOBILES  -  1.41%
Toyota Motor Corp. (Japan)                                                                        6,000,000               202,216
General Motors Corp.                                                                              1,800,000                96,120


ENERGY EQUIPMENT & SERVICES  -  1.41%
Halliburton Co.                                                                                   7,500,000               195,000
Baker Hughes Inc.                                                                                 3,200,000               102,912


CAPITAL MARKETS  -  1.33%
J.P. Morgan Chase & Co.                                                                           7,685,000               282,270


ELECTRICAL EQUIPMENT  -  1.31%
Emerson Electric Co.                                                                              4,300,000               278,425


MULTILINE RETAIL  -  1.30%
Target Corp.                                                                                      4,890,000               187,776
May Department Stores Co.                                                                         3,000,000                87,210


BEVERAGES  -  1.18%
Anheuser-Busch Companies, Inc.                                                                    1,700,000                89,556
PepsiCo, Inc.                                                                                     1,800,000                83,916
Coca-Cola Co.                                                                                     1,500,000                76,125


THRIFTS & MORTGAGE FINANCE  -  0.97%
Fannie Mae                                                                                        2,117,800               158,962
Independence Community Bank Corp.                                                                 1,295,900                46,614


CONTAINERS & PACKAGING  -  0.81%
Temple-Inland Inc. (5)                                                                            2,750,000               172,343


ROAD & RAIL  -  0.81%
Union Pacific Corp.                                                                               1,500,000               104,220
Burlington Northern Santa Fe Corp.                                                                2,100,000                67,935


FOOD & STAPLES RETAILING  -  0.61%
Walgreen Co.                                                                                      3,345,000               121,691
SYSCO Corp.                                                                                         200,000                 7,446


AUTO COMPONENTS  -  0.57%
Magna International Inc., Class A (Canada)                                                        1,000,000                80,050
Dana Corp.                                                                                        2,215,300                40,651


GAS UTILITIES  -  0.57%
NiSource Inc.                                                                                     2,800,000                61,432
KeySpan Corp.                                                                                     1,584,000                58,291


AIR FREIGHT & LOGISTICS  -  0.53%
United Parcel Service, Inc., Class B                                                              1,500,000               111,825


REAL ESTATE  -  0.46%
Equity Residential                                                                                2,850,000                84,104
MI Developments Inc., Class A (Canada) (3)                                                          500,000                13,960


HEALTH CARE PROVIDERS & SERVICES  -  0.40%
HCA Inc.                                                                                          1,000,000                42,960
CIGNA Corp.                                                                                         725,000                41,688


WIRELESS TELECOMMUNICATION SERVICES  -  0.35%
Vodafone Group PLC (United Kingdom)                                                              30,175,000                74,533


AIRLINES  -  0.32%
Continental Airlines, Inc., Class B  (3)                                                          2,675,000                43,522
Southwest Airlines Co.                                                                            1,500,000                24,210


OTHER  -  0.41%
Amgen Inc.  (3)                                                                                     500,000                30,900
Allied Waste Industries, Inc., Series C, 6.25% convertible preferred 2006                     $     360,000                27,540
InterActiveCorp  (3)                                                                                456,000                15,472
Avon Products, Inc.                                                                                 170,000                11,473
Colgate-Palmolive Co.                                                                                10,000                   501


MISCELLANEOUS  -  1.87%
Other equity securities in initial period of acquisition                                                                  396,852


TOTAL EQUITY SECURITIES (cost: $16,872,105,000)                                                                        20,107,307




                                                                                           Principal amount
BONDS & NOTES - 1.16%                                                                                 (000)

AIRLINES  -  0.75%
Northwest Airlines, Inc.:
 8.875% 2006                                                                                   $     58,185                53,094
 7.625% 2005                                                                                         37,860                37,103
 9.875% 2007                                                                                         15,335                14,032
 7.875% 2008                                                                                         16,566                13,874
 8.52% 2004                                                                                           5,000                 5,050
Continental Airlines, Inc. 8.00% 2005                                                                28,600                27,956
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (6)                                               11,500                 8,740


MEDIA  -  0.26%
Charter Communications Holdings, LLC 8.25% 2007                                                      50,000                47,250
Time Warner Inc. 10.15% 2012                                                                          6,000                 8,021


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.15%
Comcast UK Cable Partners Ltd. 11.20% 2007                                                           19,570                19,864
AT&T Corp. 6.50% 2006 (1) (4)                                                       Euro              8,950                12,048



TOTAL BONDS & NOTES (cost: $226,029,000)                                                                                  247,032





SHORT-TERM SECURITIES - 3.82%

CORPORATE SHORT-TERM NOTES  -  3.15%
CAFCO, LLC 1.07%-1.09% due 1/22-1/28/2004 (1)                                                  $     79,700                79,641
Coca-Cola Co. 1.01%-1.03% due 1/26-3/5/2004                                                          72,000                71,918
Park Avenue Receivables Corp. 1.08%-1.09% due 1/9-1/29/2004 (1)                                      60,999                60,971
Procter & Gamble Co. 1.02%-1.05% due 1/9-2/9/2004 (1)                                                55,000                54,959
Pfizer Inc 1.02%-1.03% due 1/16-1/28/2004 (1)                                                        54,200                54,170
Receivables Capital Corp. 1.07%-1.08% due 1/20-2/3/2004 (1)                                          50,000                49,958
Edison Asset Securitization LLC 1.07%-1.08% due 1/8-2/17/2004 (1)                                    49,100                49,044
Preferred Receivables Funding Corp. 1.08% due 1/29-2/5/2004 (1)                                      47,611                47,568
E.I. DuPont de Nemours & Co. 1.04%-1.05% due 1/23-1/27/2004                                          45,000                44,966
BellSouth Corp. 1.01%-1.03% due 1/7-1/21/2004 (1)                                                    35,200                35,187
Netjets Inc. 1.06%-1.07% due 1/12-2/10/2004 (1)                                                      33,600                33,575
Verizon Network Funding Corp. 1.02%-1.03% due 1/22-2/11/2004                                         25,000                24,979
Merck & Co. Inc. 1.01% due 1/20/2004                                                                 21,018                21,006
Caterpillar Financial Serivces Corp. 1.01% due 3/4/2004                                              20,000                19,964
Harley-Davidson Funding Corp. 1.01%-1.05% due 1/2-1/15/2004 (1)                                      14,500                14,496
Johnson Controls Inc. 0.94% due 1/2/2004 (1)                                                          5,000                 5,000


U.S. TREASURIES  -  0.34%
U.S. Treasury Bills 0.87%-0.93% due 2/12-2/19/2004                                                   72,100                72,026


CERTIFICATES OF DEPOSIT  -  0.18%
Wells Fargo & Co. 1.04%-1.07% due 1/9-1/13/2004                                                      38,000                38,000


FEDERAL AGENCY DISCOUNT NOTES  -  0.15%
International Bank for Reconstruction and Development 1.01% due 2/6/2004                             26,100                26,073
Student Loan Marketing Assn. 1.00% due 1/13/2004                                                      5,300                 5,298



TOTAL SHORT-TERM SECURITIES (cost: $808,795,000)                                                                          808,799


TOTAL INVESTMENT SECURITIES (cost: $17,906,929,000)                                                                    21,163,138
OTHER ASSETS LESS LIABILITIES                                                                                              20,899

NET ASSETS                                                                                                            $21,184,037

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Valued under fair value procedures adopted by authority of the Board of Directors.
(3) Security did not produce income during the last 12 months.
(4) Coupon rate may change periodically.
(5) The fund owns 5.07% of the outstanding voting securities of Temple-Inland Inc., and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(6) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES         (dollars and shares in thousands,
at December 31, 2003                                except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $17,786,564)                                                    $20,990,795
  Affiliated issuers (cost: $120,365)                                                             172,343          $21,163,138
 Cash                                                                                                                      184
 Receivables for:
  Sales of investments                                                                             10,918
  Sales of fund's shares                                                                           28,061
  Dividends and interest                                                                           39,234               78,213
                                                                                                                    21,241,535
LIABILITIES:
 Payables for:
  Purchases of investments                                                                         12,832
  Repurchases of fund's shares                                                                     32,289
  Investment advisory services                                                                      4,711
  Services provided by affiliates                                                                   6,294
  Deferred Directors' compensation                                                                  1,145
  Other fees and expenses                                                                             227               57,498
NET ASSETS AT DECEMBER 31, 2003                                                                                    $21,184,037

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                        $19,291,562
 Undistributed net investment income                                                                                    65,000
 Accumulated net realized loss                                                                                      (1,429,024)
 Net unrealized appreciation                                                                                         3,256,499
NET ASSETS AT DECEMBER 31, 2003                                                                                    $21,184,037

TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 SHARES, $1.00 PAR VALUE

                                                                                                            Net asset
                                                           Net assets         Shares outstanding      value per share
                                                                                                                  (1)
Class A                                                    $19,211,574                   665,890               $28.85
Class B                                                        836,257                    29,039                28.80
Class C                                                        413,527                    14,371                28.78
Class F                                                        310,658                    10,771                28.84
Class 529-A                                                     88,073                     3,054                28.84
Class 529-B                                                     18,648                       647                28.83
Class 529-C                                                     26,786                       929                28.83
Class 529-E                                                      4,447                       154                28.83
Class 529-F                                                      1,116                        39                28.82
Class R-1                                                        2,122                        74                28.79
Class R-2                                                       45,068                     1,566                28.77
Class R-3                                                       65,698                     2,280                28.82
Class R-4                                                       47,539                     1,649                28.83
Class R-5                                                      112,524                     3,899                28.86
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $30.61 and
    $30.60, respectively.


See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended December 31, 2003                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $8,769; also includes
            $3,485 from affiliates)                                                               $409,558
  Interest                                                                                          73,821             $483,379

 Fees and expenses:
  Investment advisory services                                                                      48,382
  Distribution services                                                                             50,115
  Transfer agent services                                                                           20,126
  Administrative services                                                                            1,703
  Reports to shareholders                                                                              678
  Registration statement and prospectus                                                                341
  Postage, stationery and supplies                                                                   2,172
  Directors' compensation                                                                              354
  Auditing and legal                                                                                    84
  Custodian                                                                                          1,002
  State and local taxes                                                                                  1
  Other                                                                                                187
  Total expenses before reimbursement                                                              125,145
   Reimbursement of expenses                                                                           126              125,019
 Net investment income                                                                                                  358,360

NET REALIZED LOSS AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized loss on:
  Investments                                                                                     (602,732)
  Non-U.S. currency transactions                                                                      (764)            (603,496)
 Net unrealized appreciation on:
  Investments                                                                                    5,356,632
  Non-U.S. currency translations                                                                        51            5,356,683
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                                              4,753,187
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                     $5,111,547



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                        Year ended December 31
                                                                                                       2003                 2002
OPERATIONS:
 Net investment income                                                                             $358,360             $306,427
 Net realized loss on investments and
  non-U.S. currency transactions                                                                   (603,496)            (425,234)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                               5,356,683           (3,522,999)
  Net increase (decrease) in net assets
   resulting from operations                                                                      5,111,547           (3,641,806)

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                          (283,809)            (362,738)

CAPITAL SHARE TRANSACTIONS                                                                          (69,713)              90,287

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           4,758,025           (3,914,257)

NET ASSETS:
 Beginning of year                                                                               16,426,012           20,340,269
 End of year (including
  undistributed (distributions in excess of)
  net investment income: $65,000 and $(19,176),
  respectively)                                                                                 $21,184,037          $16,426,012



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      SHARE CLASS       INITIAL SALES CHARGE CONTINGENT DEFERRED SALES         CONVERSION FEATURE
                                               CHARGE UPON REDEMPTION
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                              initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to zero for      Classes B and 529-B
                                               redemptions within six years      convert to classes A and
                                               of purchase                       529-A, respectively,
                                                                                 after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:


     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; scheduled interest payments not received; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of December 31, 2003, the cost of investment securities for federal income tax purposes was $17,921,825,000.

During the year ended December 31, 2003, the fund reclassified $9,625,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                      $  66,238
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1, 2003 through December 31, 2003                                                              (93)
Short-term and long-term capital loss deferrals                                                           (1,414,128)
Gross unrealized appreciation on investment securities                                                      4,287,323
Gross unrealized depreciation on investment securities                                                    (1,046,010)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $95,779,000, $577,387,000 and $740,962,000 expiring in 2009,
2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

                                                                                                YEAR ENDED DECEMBER 31
Share class                                                                      2003                                    2002(1)
Class A                                                                       $ 267,613                                $ 345,886
Class B                                                                           6,070                                    8,215
Class C                                                                           2,626                                    3,168
Class F                                                                           3,841                                    3,838
Class 529-A                                                                         962                                      482
Class 529-B                                                                          89                                       64
Class 529-C                                                                         127                                       90
Class 529-E                                                                          35                                       15
Class 529-F                                                                           8                                        2
Class R-1                                                                             7                                        1
Class R-2                                                                           213                                       49
Class R-3                                                                           477                                       78
Class R-4                                                                           415                                       43
Class R-5                                                                         1,326                                      807
Total                                                                         $ 283,809                                $ 362,738


(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.246% on such assets in excess of $27 billion. For the year ended December 31, 2003, the investment advisory services fee was $48,382,000, which was equivalent to an annualized rate of 0.275% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         SHARE CLASS                                       CURRENTLY APPROVED LIMITS            PLAN LIMITS
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, and R-3, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended December 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           SHARE CLASS    DISTRIBUTION    TRANSFER AGENT                     ADMINISTRATIVE SERVICES
                            SERVICES         SERVICES
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          TRANSFER AGENT      COMMONWEALTH OF
                                                             ADMINISTRATIVE        SERVICES             VIRGINIA
                                                                SERVICES                         SERVICES ADMINISTRATIVE
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $38,778          $19,207        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          6,809             919          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          3,117          Included             $467                135            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           594           Included              357                 40            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          62           Included              87                  11                 $ 58
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         123           Included              18                  8                   12
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         173           Included              26                  8                   17
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          14           Included               4                  1                    1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          1            Included               1                 -*                    3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           9            Included               1                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          182           Included              40                 177            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          190           Included              59                  57            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           63           Included              38                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              70                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $50,115          $20,126            $1,168              $444                 $91
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $188,000 in current fees (either paid in cash or deferred) and a net increase of $166,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                     Reinvestments of dividends
Share class                                                              Sales(1)                         and distributions
                                                                Amount            Shares               Amount           Shares
Year ended December 31, 2003
Class A                                                    $ 1,760,807            73,050            $ 252,281           10,556
Class B                                                        106,466             4,450                5,861              248
Class C                                                        103,912             4,277                2,524              106
Class F                                                        105,565             4,359                3,347              139
Class 529-A                                                     32,444             1,333                  962               40
Class 529-B                                                      7,209               297                   89                4
Class 529-C                                                     11,156               458                  127                5
Class 529-E                                                      2,001                83                   35                1
Class 529-F                                                        730                30                    8               -*
Class R-1                                                        2,361                97                    7               -*
Class R-2                                                       37,622             1,581                  213                9
Class R-3                                                       57,216             2,436                  461               19
Class R-4                                                       35,621             1,487                  415               17
Class R-5                                                       42,345             1,675                1,097               45
Total net increase
   (decrease)                                              $ 2,305,455            95,613            $ 267,427           11,189

Year ended December 31, 2002(2)
Class A                                                    $ 2,510,082            99,589            $ 325,159           13,445
Class B                                                        196,132             7,724                7,923              335
Class C                                                        161,418             6,407                3,050              130
Class F                                                        135,377             5,446                3,355              141
Class 529-A                                                     44,610             1,774                  482               21
Class 529-B                                                      9,031               362                   64                3
Class 529-C                                                     12,734               508                   90                4
Class 529-E                                                      1,753                72                   15                1
Class 529-F                                                        227                10                    2               -*
Class R-1                                                          179                 8                    1               -*
Class R-2                                                        8,884               402                   49                2
Class R-3                                                       14,900               674                   78                3
Class R-4                                                        7,251               326                   43                2
Class R-5                                                       69,699             2,695                  607               27
Total net increase
   (decrease)                                              $ 3,172,277           125,997            $ 340,918           14,114




Share class                                                          Repurchases(1)                      Net (decrease) increase
                                                                 Amount            Shares               Amount             Shares
Year ended December 31, 2003
Class A                                                    $ (2,408,135)         (101,674)          $ (395,047)           (18,068)
Class B                                                         (82,223)           (3,502)              30,104              1,196
Class C                                                         (46,686)           (1,989)              59,750              2,394
Class F                                                         (68,012)           (2,847)              40,900              1,651
Class 529-A                                                      (1,893)              (78)              31,513              1,295
Class 529-B                                                        (373)              (15)               6,925                286
Class 529-C                                                        (881)              (35)              10,402                428
Class 529-E                                                         (81)               (3)               1,955                 81
Class 529-F                                                         (29)               (1)                 709                 29
Class R-1                                                          (760)              (31)               1,608                 66
Class R-2                                                        (8,100)             (342)              29,735              1,248
Class R-3                                                       (15,665)             (670)              42,012              1,785
Class R-4                                                        (4,201)             (174)              31,835              1,330
Class R-5                                                        (5,556)             (217)              37,886              1,503
Total net increase
   (decrease)                                              $ (2,642,595)         (111,578)           $ (69,713)            (4,776)

Year ended December 31, 2002(2)
Class A                                                    $ (3,217,263)         (133,389)          $ (382,022)           (20,355)
Class B                                                         (96,136)           (4,053)             107,919              4,006
Class C                                                         (46,109)           (1,969)             118,359              4,568
Class F                                                         (48,639)           (2,052)              90,093              3,535
Class 529-A                                                        (818)              (36)              44,274              1,759
Class 529-B                                                         (81)               (4)               9,014                361
Class 529-C                                                        (247)              (11)              12,577                501
Class 529-E                                                          (5)               -*                1,763                 73
Class 529-F                                                          -*                -*                  229                 10
Class R-1                                                            (2)               -*                  178                  8
Class R-2                                                        (1,911)              (86)               7,022                318
Class R-3                                                        (4,035)             (182)              10,943                495
Class R-4                                                          (188)               (9)               7,106                319
Class R-5                                                        (7,474)             (326)              62,832              2,396
Total net increase
   (decrease)                                              $ (3,422,908)         (142,117)            $ 90,287             (2,006)



* Amount less than one thousand. (1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $603,538,000, which represented 2.85% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,266,791,000 and $5,506,954,000, respectively, during the year ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2003, the custodian fee of $1,002,000 included $7,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights  (1)


                                                                                  Income (loss) from investment operations(2)
                                                                                                           Net
                                                                   Net asset                       gains(losses)
                                                                     value,              Net      on securities   Total from
                                                                   beginning      investment     (both realized   investment
                                                                   of period          income     and unrealized)  operations
CLASS A:
 Year ended 12/31/2003                                               $22.23             $.50              $6.52        $7.02
 Year ended 12/31/2002                                                27.45              .42              (5.14)       (4.72)
 Year ended 12/31/2001                                                31.16              .40              (3.34)       (2.94)
 Year ended 12/31/2000                                                32.59              .42                .90         1.32
 Year ended 12/31/1999                                                28.92              .41               6.45         6.86
CLASS B:
 Year ended 12/31/2003                                                22.19              .31               6.51         6.82
 Year ended 12/31/2002                                                27.40              .23              (5.14)       (4.91)
 Year ended 12/31/2001                                                31.12              .18              (3.34)       (3.16)
 Period from 3/15/2000 to 12/31/2000                                  31.93              .15               1.02         1.17
CLASS C:
 Year ended 12/31/2003                                                22.17              .30               6.51         6.81
 Year ended 12/31/2002                                                27.39              .21              (5.14)       (4.93)
 Period from 3/15/2001 to 12/31/2001                                  28.52              .11              (1.13)       (1.02)
CLASS F:
 Year ended 12/31/2003                                                22.22              .49               6.52         7.01
 Year ended 12/31/2002                                                27.44              .40              (5.14)       (4.74)
 Period from 3/15/2001 to 12/31/2001                                  28.56              .28              (1.12)        (.84)
CLASS 529-A:
 Year ended 12/31/2003                                                22.22              .50               6.52         7.02
 Period from 2/15/2002 to 12/31/2002                                  26.71              .33              (4.34)       (4.01)
CLASS 529-B:
 Year ended 12/31/2003                                                22.22              .27               6.52         6.79
 Period from 2/19/2002 to 12/31/2002                                  26.27              .16              (3.91)       (3.75)
CLASS 529-C:
 Year ended 12/31/2003                                                22.22              .27               6.52         6.79
 Period from 2/15/2002 to 12/31/2002                                  26.71              .16              (4.34)       (4.18)
CLASS 529-E:
 Year ended 12/31/2003                                                22.21              .40               6.52         6.92
 Period from 3/7/2002 to 12/31/2002                                   28.13              .26              (5.85)       (5.59)
CLASS 529-F:
 Year ended 12/31/2003                                                22.22              .45               6.52         6.97
 Period from 9/23/2002 to 12/31/2002                                  21.22              .12               1.08         1.20
CLASS R-1:
 Year ended 12/31/2003                                                22.19              .27               6.54         6.81
 Period from 6/19/2002 to 12/31/2002                                  26.04              .13              (3.75)       (3.62)
CLASS R-2:
 Year ended 12/31/2003                                                22.18              .30               6.51         6.81
 Period from 5/21/2002 to 12/31/2002                                  27.39              .14              (5.13)       (4.99)
CLASS R-3:
 Year ended 12/31/2003                                                22.21              .40               6.52         6.92
 Period from 6/4/2002 to 12/31/2002                                   26.66              .18              (4.38)       (4.20)
CLASS R-4:
 Year ended 12/31/2003                                                22.21              .48               6.53         7.01
 Period from 7/25/2002 to 12/31/2002                                  21.75              .22                .55          .77
CLASS R-5:
 Year ended 12/31/2003                                                22.23              .56               6.53         7.09
 Period from 5/15/2002 to 12/31/2002                                  27.62              .28              (5.34)       (5.06)


                                                                           Dividends and distributions

                                                                    Dividends
                                                                    (from net   Distributions             Total    Net asset
                                                                   investment   (from capital     dividends and   value, end
                                                                       income)         gains)     distributions    of period
CLASS A:
 Year ended 12/31/2003                                                  $(.40)           $-              $(.40)      $28.85
 Year ended 12/31/2002                                                   (.50)            -               (.50)       22.23
 Year ended 12/31/2001                                                   (.40)         (.37)              (.77)       27.45
 Year ended 12/31/2000                                                   (.40)        (2.35)             (2.75)       31.16
 Year ended 12/31/1999                                                   (.40)        (2.79)             (3.19)       32.59
CLASS B:
 Year ended 12/31/2003                                                   (.21)            -               (.21)       28.80
 Year ended 12/31/2002                                                   (.30)            -               (.30)       22.19
 Year ended 12/31/2001                                                   (.19)         (.37)              (.56)       27.40
 Period from 3/15/2000 to 12/31/2000                                     (.13)        (1.85)             (1.98)       31.12
CLASS C:
 Year ended 12/31/2003                                                   (.20)            -               (.20)       28.78
 Year ended 12/31/2002                                                   (.29)            -               (.29)       22.17
 Period from 3/15/2001 to 12/31/2001                                     (.11)            -               (.11)       27.39
CLASS F:
 Year ended 12/31/2003                                                   (.39)            -               (.39)       28.84
 Year ended 12/31/2002                                                   (.48)            -               (.48)       22.22
 Period from 3/15/2001 to 12/31/2001                                     (.28)            -               (.28)       27.44
CLASS 529-A:
 Year ended 12/31/2003                                                   (.40)            -               (.40)       28.84
 Period from 2/15/2002 to 12/31/2002                                     (.48)            -               (.48)       22.22
CLASS 529-B:
 Year ended 12/31/2003                                                   (.18)            -               (.18)       28.83
 Period from 2/19/2002 to 12/31/2002                                     (.30)            -               (.30)       22.22
CLASS 529-C:
 Year ended 12/31/2003                                                   (.18)            -               (.18)       28.83
 Period from 2/15/2002 to 12/31/2002                                     (.31)            -               (.31)       22.22
CLASS 529-E:
 Year ended 12/31/2003                                                   (.30)            -               (.30)       28.83
 Period from 3/7/2002 to 12/31/2002                                      (.33)            -               (.33)       22.21
CLASS 529-F:
 Year ended 12/31/2003                                                   (.37)            -               (.37)       28.82
 Period from 9/23/2002 to 12/31/2002                                     (.20)            -               (.20)       22.22
CLASS R-1:
 Year ended 12/31/2003                                                   (.21)            -               (.21)       28.79
 Period from 6/19/2002 to 12/31/2002                                     (.23)            -               (.23)       22.19
CLASS R-2:
 Year ended 12/31/2003                                                   (.22)            -               (.22)       28.77
 Period from 5/21/2002 to 12/31/2002                                     (.22)            -               (.22)       22.18
CLASS R-3:
 Year ended 12/31/2003                                                   (.31)            -               (.31)       28.82
 Period from 6/4/2002 to 12/31/2002                                      (.25)            -               (.25)       22.21
CLASS R-4:
 Year ended 12/31/2003                                                   (.39)            -               (.39)       28.83
 Period from 7/25/2002 to 12/31/2002                                     (.31)            -               (.31)       22.21
CLASS R-5:
 Year ended 12/31/2003                                                   (.46)            -               (.46)       28.86
 Period from 5/15/2002 to 12/31/2002                                     (.33)            -               (.33)       22.23



                                                                                                      Ratio of        Ratio of
                                                                                 Net assets,          expenses      net income
                                                                        Total  end of period        to average      to average
                                                                     return(3)  (in millions)       net assets      net assets
CLASS A:
 Year ended 12/31/2003                                                 31.96%        $19,212              .66%           2.08%
 Year ended 12/31/2002                                                 (17.34)        15,201               .67            1.68
 Year ended 12/31/2001                                                  (9.55)        19,331               .65            1.41
 Year ended 12/31/2000                                                   4.27         19,872               .64            1.28
 Year ended 12/31/1999                                                  24.58         16,603               .63            1.33
CLASS B:
 Year ended 12/31/2003                                                  30.97            836              1.44            1.30
 Year ended 12/31/2002                                                 (17.97)           618              1.45             .91
 Year ended 12/31/2001                                                 (10.24)           653              1.42             .64
 Period from 3/15/2000 to 12/31/2000                                     3.73            299              1.39  (5)        .53 (5)
CLASS C:
 Year ended 12/31/2003                                                  30.93            413              1.50            1.23
 Year ended 12/31/2002                                                 (18.06)           266              1.50             .86
 Period from 3/15/2001 to 12/31/2001                                    (3.60)           203              1.55  (5)        .49 (5)
CLASS F:
 Year ended 12/31/2003                                                  31.92            311               .71            2.02
 Year ended 12/31/2002                                                 (17.38)           203               .72            1.65
 Period from 3/15/2001 to 12/31/2001                                    (2.97)           153               .74  (5)       1.31 (5)
CLASS 529-A:
 Year ended 12/31/2003                                                  31.99             88               .68            2.03
 Period from 2/15/2002 to 12/31/2002                                   (15.16)            39               .76  (5)       1.64 (5)
CLASS 529-B:
 Year ended 12/31/2003                                                  30.74             19              1.61            1.10
 Period from 2/19/2002 to 12/31/2002                                   (14.35)             8              1.62  (5)        .77 (5)
CLASS 529-C:
 Year ended 12/31/2003                                                  30.75             27              1.60            1.11
 Period from 2/15/2002 to 12/31/2002                                   (15.74)            11              1.60  (5)        .79 (5)
CLASS 529-E:
 Year ended 12/31/2003                                                  31.42              4              1.08            1.61
 Period from 3/7/2002 to 12/31/2002                                    (19.92)             2              1.07  (5)       1.35 (5)
CLASS 529-F:
 Year ended 12/31/2003                                                  31.72              1               .82            1.81
 Period from 9/23/2002 to 12/31/2002                                     5.65              - (4)           .22             .51
CLASS R-1:
 Year ended 12/31/2003                                                  30.90              2              1.50  (6)       1.08
 Period from 6/19/2002 to 12/31/2002                                   (13.91)             - (4)          1.50 (5,6)      1.11 (5)
CLASS R-2:
 Year ended 12/31/2003                                                  30.93             45              1.46  (6)       1.19
 Period from 5/21/2002 to 12/31/2002                                   (18.22)             7              1.46 (5,6)      1.05 (5)
CLASS R-3:
 Year ended 12/31/2003                                                  31.45             66              1.08  (6)       1.60
 Period from 6/4/2002 to 12/31/2002                                    (15.75)            11              1.08 (5,6)      1.41 (5)
CLASS R-4:
 Year ended 12/31/2003                                                  31.91             48               .71            1.94
 Period from 7/25/2002 to 12/31/2002                                     3.51              7               .32  (6)        .96
CLASS R-5:
 Year ended 12/31/2003                                                  32.34            112               .39            2.30
 Period from 5/15/2002 to 12/31/2002                                   (18.34)            53               .40  (5)       1.91 (5)




                                                                                 YEAR ENDED DECEMBER 31
                                                              2003           2002         2001          2000         1999

Portfolio turnover rate for all classes of shares              31%            38%          29%           43%          46%


     (1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
     (2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
     (3) Total returns exclude all sales charges, including contingent deferred sales charges.
     (4) Amount less than 1 million.
     (5) Annualized.
     (6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 1.70%, 1.94% and 1.10% for classes R-1, R-2 and R-3, respectively, during the year ended December 31, 2003, and 4.20%, 1.64%, 1.13% and .34% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended December 31, 2002.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FUNDAMENTAL INVESTORS, INC.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
February 5, 2004


TAX INFORMATION (UNAUDITED)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during the year. For purposes of computing the dividends eligible for reduced tax rates, 98% of the dividends paid by the fund from net investment income are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 90% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 0.17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529

RETURNS FOR PERIODS ENDED DECEMBER 31, 2003:

                                                                                               1 year          Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +25.97%            -0.71%(1)
Not reflecting CDSC                                                                           +30.97%            +0.01%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +29.93%            +1.21%(2)
Not reflecting CDSC                                                                           +30.93%            +1.21%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +31.92%            +2.02%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +24.37%            +2.92%(4)
Not reflecting maximum sales charge                                                           +31.99%            +6.22%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +25.74%            +4.20%(5)
Not reflecting CDSC                                                                           +30.74%            +6.26%(5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +29.75%            +5.30%(4)
Not reflecting CDSC                                                                           +30.75%            +5.30%(4)

CLASS 529-E SHARES(3)                                                                         +31.42%            +2.85%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +31.72%           +29.68%(7)

Figures shown are past results and not predictive of future periods. Current and future results may be lower or higher than those shown. Because share prices may decline, the value of your holdings may decrease. For the most current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4)  Average annual total return from February 15, 2002, when Class 529-A and
     Class 529-C shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from March 7, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 23, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS AND OFFICERS


"NON-INTERESTED" DIRECTORS
                                             YEAR FIRST
                                                ELECTED
                                             A DIRECTOR
NAME AND AGE                              OF THE FUND(1)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

JOSEPH C. BERENATO, 57                          2003          Chairman of the Board and CEO, Ducommun Incorporated

ROBERT A. FOX, 66                               1998          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired  President and CEO, Foster Farms
                                                              (poultry producer)

LEONADE D. JONES, 56                            1998          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

JOHN G. MCDONALD, 66                            1998          The IBJ Professor of Finance, Graduate School of  Business, Stanford
                                                              University

GAIL L. NEALE, 69                               1985          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

HENRY E. RIGGS, 69                              1989          Chairman of the Board and President Emeritus, Keck Graduate Institut
                                                              of Applied Life Sciences

PATRICIA K. WOOLF, PH.D., 69                    1998          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University

"NON-INTERESTED" DIRECTORS
                                              NUMBER OF
                                          BOARDS WITHIN
                                               THE FUND
                                             COMPLEX(2)
                                               ON WHICH
NAME AND AGE                             DIRECTOR SERVES      OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

JOSEPH C. BERENATO, 57                            4           Ducommun Incorporated

ROBERT A. FOX, 66                                 7           Crompton Corporation

LEONADE D. JONES, 56                              6           None

JOHN G. MCDONALD, 66                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

GAIL L. NEALE, 69                                 5           None

HENRY E. RIGGS, 69                                4           None

PATRICIA K. WOOLF, PH.D., 69                      6           Crompton Corporation; First Energy Corporation; National Life Holding
                                                              Co.

GUILFORD C. BABCOCK, a member of the Board since 1991, has retired. The Directors thank him for his many contributions to the fund.


"INTERESTED" DIRECTORS(4)
                                             YEAR FIRST
                                              ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                    OFFICER      AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        OF THE FUND(1)      PRINCIPAL UNDERWRITER OF THE FUND

JAMES F. ROTHENBERG, 57                         1998          President and Director, Capital Research and
Chairman of the Board                                         Management Company; Director, American Funds
and Principal Executive Officer                               Distributors, Inc.;(5) Director, American Funds Service Company; (5)
                                                              Director, The Capital Group Companies, Inc.; (5) Director, Capital
                                                              Group Research, Inc. (5)

JAMES E. DRASDO, 58                             1987          Senior Vice President, Capital Research and
Vice Chairman of the Board                                    Management Company; Director, The Capital Group Companies, Inc. (5)


"INTERESTED" DIRECTORS(4)
                                              NUMBER OF
                                                 BOARDS
                                             WITHIN THE
                                        FUND COMPLEX(2)
NAME, AGE AND                                  ON WHICH
POSITION WITH FUND                       DIRECTOR SERVES      OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

JAMES F. ROTHENBERG, 57                           3           None
Chairman of the Board
and Principal Executive Officer

JAMES E. DRASDO, 58                               2           None
Vice Chairman of the Board

THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1)  Directors and officers of the fund serve until their  resignation,  removal or retirement.
(2)  Capital  Research  and  Management  Company  manages  the  American  Funds, consisting  of 29 funds.  Capital  Research  and  Management  Company  also manages American Funds Insurance  Series,(R) which serves as the underlying
     investment   vehicle  for  certain  variable   insurance   contracts;   and
     Endowments,   whose   shareholders   are   limited  to  certain   nonprofit
     organizations.
(3)  This includes all  directorships  (other than those in the American  Funds)
     that are held by each  Director  as a  director  of a public  company  or a registered investment company.
(4)  "Interested  persons"  within  the  meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser,  Capital Research and
     Management  Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.
(6)  All of the  officers  listed,  except  Martin  Romo,  are  officers  and/or
     Directors/Trustees  of one or more of the other  funds  for  which  Capital
     Research and Management Company serves as investment adviser.


OTHER OFFICERS(6)
                                            YEAR FIRST
                                                ELECTED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                       OF THE FUND(1)       THE PRINCIPAL UNDERWRITER OF THE FUND

DINA N. PERRY, 58                               1994          Senior Vice President, Capital Research and
President                                                     Management Company; Director, Capital Research Company(5)

GORDON CRAWFORD, 57                             1994          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

PAUL G. HAAGA, JR., 55                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.;(5) Director, American Funds Distributors, Inc.(5)

MICHAEL T. KERR, 44                             1995          Senior Vice President, Capital Research Company(5)
Senior Vice President

MARTIN ROMO, 36                                 1999          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)

PATRICK F. QUAN, 45                           1989-1998       Vice President-- Fund Business Management
Secretary                                       2000          Group, Capital Research and Management Company

SHERYL F. JOHNSON, 35                           1998          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

DAVID A. PRITCHETT, 37                          1999          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISEr
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF FUNDAMENTAL INVESTORS AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o A LONG-TERM, VALUE-ORIENTED APPROACH Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o AN UNPARALLELED GLOBAL RESEARCH EFFORT American Funds draws on one of the industry's most globally integrated research networks.

o THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o EXPERIENCED INVESTMENT PROFESSIONALS The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o A COMMITMENT TO LOW OPERATING EXPENSES American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
>  Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o    EQUITY-INCOME   FUNDS   Emphasis   on   above-average   income  and  growth
     throughstocks and/or bonds Capital Income Builder(R) The Income Fund of America(R)

o BALANCED FUND Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-910-0204

Litho in USA KBD/GRS/8056

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Leonade D. Jones, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Fees paid to the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
        a) Audit Fees:
                    2002             $57,000
                    2003             $57,000

        b) Audit- Related Fees:
                    2002             none
                    2003             none

        c) Tax Fees:
                    2002             $6,000
                    2003             $5,000

                    The tax fees consist of professional services relating to the preparation of the fund's tax returns including returns relating to the fund's investments in a non-U.S. jurisdiction.

        d) All Other Fees:
                    2002             none
                    2003             none

                    Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):

        b) Audit- Related Fees:
                    2002             $318,000
                    2003             $305,000

                    The audit-related fees consist of assurance and related services relating to the examination of the fund's transfer agency conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of
                    Certified Public Accountants. c) Tax Fees: 2002 none 2003 none d) All Other Fees: 2002 none 2003 none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $362,000 for fiscal year 2002 and $315,000 for fiscal year 2003. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        FUNDAMENTAL INVESTORS, INC.


                        By /s/ James F. Rothenberg
                        -------------------------------------------------------
                        James F. Rothenberg, Chairman and PEO

Date: March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ James F. Rothenberg
--------------------------------------------------
 James F. Rothenberg, Chairman and PEO

Date:  March 8, 2004



By /s/ Sheryl F. Johnson
-------------------------------------------------
 Sheryl F. Johnson, Treasurer

Date: March 8, 2004